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                                                                 EXHIBIT 10.7-D

                               FOURTH AMENDMENT TO
                    MULTICURRENCY REVOLVING CREDIT AGREEMENT



      THIS AGREEMENT OF AMENDMENT, dated as of June 29, 1995, among (a) Sybron Chemicals Inc. (the surviving entity of a merger of Sybron Chemicals, Inc. into Sybron Chemical Industries Inc.), a Delaware corporation having its principal place of business in Birmingham, New Jersey (the "Company"), (b) Sybron Chemical Industries Nederland B.V., a Netherlands corporation ("Sybron Netherlands"), (c) Sybron Chimica Italia S.p.A., an Italian corporation ("Sybron Italy") and (d) The First National Bank of Boston, a national banking association acting through its principal branch in Nassau, The Bahamas ("FNBB"), as agent for itself and such other lenders that are or may become parties to this Agreement (the "Agent"), parties to a Multicurrency Revolving Credit Agreement dated as of December 18, 1992, as amended by the First Amendment and Assumption Agreement dated as of January 28, 1993, the Second Amendment dated February 1, 1993 (as so amended, the "Credit Agreement"), and the Third Amendment dated June 30, 1994. Terms used herein which are defined in the Credit Agreement and not defined herein have the same meaning herein as therein.

      WHEREAS, the Company, Sybron Italy, Sybron Netherlands, (collectively, the "Sybron Companies") and FNBB have entered into the Credit Agreement;

      WHEREAS, the Sybron Companies and FNBB desire to amend the Credit
Agreement;

      NOW THEREFORE, the Sybron Companies and FNBB hereby covenant and agree as follows:

      Section 1. Amendment to Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the definition of "Maturity Date" in Section 1.2 of the Credit Agreement is amended in its entirety to read as follows:

      "'Maturity Date'shall mean July 31, 1997."
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                                       -2-

      Section 2. Representations and Warranties. Each of the Sybron Companies hereby represents and warrants to FNBB as follows:

      (a) Representations and Warranties in Credit Agreement. The representations and warranties of the Sybron Companies contained in the Credit Agreement were true and correct in all material respects when made and continue to be true and correct in all material respects on the date hereof

      (b) Authority, No Conflicts, Etc. The execution, delivery and performance by the Sybron Companies of this Fourth Amendment and the consummation of the transactions contemplated hereby, (i) are within the corporate power of the Sybron Companies and have been duly authorized by all necessary corporate action on the part of the Sybron Companies, (ii) do not require any approval or consent of, or filing with, any governmental agency or authority, or any other person, association or entity, which bears on the validity of this Fourth Amendment and which is required by law or the regulation or rule of any agency or authority, or other person, association or entity, (iii) do not violate any provisions of any law, rule or regulation or any provision of any order, writ, judgment, injunction, decree, determination or award presently in effect in which any of the Sybron Companies is named, or any provision of the charter documents of the Sybron Companies, (iv) do not result in any breach of or constitute a default under any agreement or instrument to which any of the Sybron Companies is a party or by which it or any of its properties are bound, including without limitation any indenture, loan or credit agreement, lease, debt instrument or mortgage, except for such breaches and defaults which would not have a material adverse effect on any of the Sybron Companies, and (v) do not result in or require the creation or imposition of any mortgage, deed of trust, pledge, lien, security interest or other charge or encumbrance of any nature upon any of the assets or properties of any of the Sybron Companies, except in favor of FNBB pursuant to the Credit Agreement, as amended by this Fourth Amendment.

      (c) Enforceability of Obligations. This Fourth Amendment, the Credit Agreement as amended hereby and the other Loan Documents constitute the legal, valid and binding obligations of the Sybron Companies, enforceable against the Sybron Companies in accordance with their respective terms, provided that (a) enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting the rights and remedies of creditors, and (b) enforcement may be subject to general principles of equity, and the availability of the remedies of specific performance and injunctive relief may be subject to the discretion of the court before which any proceedings for such remedies may be brought.
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                                       -3-

      Section 3. Condition to Effectiveness. The Company shall deliver or cause to be delivered, contemporaneously with the execution hereof (a) this Fourth Amendment signed by the Sybron Companies and (b) an opinion addressed to the Banks and the Agent from in-house counsel to the Sybron Companies, in form and substance satisfactory to the Agent.

      Section 4 No Other Amendments. Except as expressly provided in this Fourth Amendment, all of the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect.

      Section 5. Execution in Counterparts. This Fourth Amendment may be executed in any number of counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this Fourth Amendment, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

      IN WITNESS WHEREOF, the parties have executed this Fourth Amendment as of the date first above written.

                                      SYBRON CHEMICALS INC.


                                      By:
                                            ----------------------------
                                      Title:
                                            ----------------------------

                                      SYBRON CHEMICAL
                                      INDUSTRIES NEDERLAND B.V.


                                      By:
                                            ----------------------------

                                      Title:
                                            ----------------------------
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                                       -4-

                                      SYBRON CHIMICA ITALIA S.p.A.


                                      By:
                                             ---------------------------

                                      Title:
                                             ---------------------------



                                      THE FIRST NATIONAL BANK
                                        OF BOSTON, individually
                                        and as Agent


                                      By:
                                             ---------------------------

                                      Title:
                                             ---------------------------